UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

QMIS TBS CAPITAL GROUP CORP.

(Exact name of registrant as specified in charter)

Delaware	333-238872	32-0619708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55-6, The Boulevard Office,

Lingkaran Syed Putra, Mid Valley City,

59200, Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+(60)3 2282 6066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Certificate of Amendment to Certificate of Incorporation

On April 23, 2024, the Board of Directors (the “Board”) of QMIS TBS Capital Group Corp., a Delaware corporation (the “Company”), approved and recommended to the Company’s shareholders for approval a certificate of amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended to date (the “Certificate”).

Pursuant to the Amendment, the Company amended the Certificate to provide that as permitted under the Delaware General Corporation Law, the Chairman of the Company has two (2) votes on each matter voted on by the Board of Directors.  The Amendment also confirms that as of the date of the Amendment, Dr. Yung Kong Chin is the Chairman of the Board.

On April 23 and 24, 2024, the holders of an aggregate of 292,914,670 shares of the Company’s common stock, or approximately 97.29% of the total shares outstanding, voted to approve the Amendment.

Subsequently, on April 29, 2024, the Amendment was filed with the Secretary of State of the State of Delaware, and the Amendment took effect upon filing.

The above description is a summary of the text of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)                           Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment as filed on April 29, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2024

QMIS TBS CAPITAL GROUP CORP.

By:	/s/ Yung Kong Chin
Name: Yung Kong Chin
Title: Chief Executive Officer